Exhibit 99.2

Company Presentation March 2016

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors. The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. Lumos Networks Corp. also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking Statements

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,”

“targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications and high speed data transport industry; our ability to grow our data business on an organic or inorganic basis in order to offset expected revenue declines in legacy voice and access products; our ability to divest our legacy business on a timely basis; our ability to effectively allocate capital and implement our network expansion plans in a timely manner; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility and our unsecured debt obligations; our cash and capital requirements; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Report filed on Form 10-K.

1

Advanced Fiber Network Driving Value for Our Customers

2

LUMOS NETWORKS

Lumos at a Glance

8,607 Fiber Route Miles; 384,094 Total Fiber Strand Miles
44-45 Avg Strand Count; 65% of Strand Miles: Lumos-owned



Erie
Chicago, IL
Altoona
Harrisburg
Pittsburgh
Washington
Cumberland
Hagerstown
Columbus
Morgantown
Winchester
Washington DC
Clarksburg
Ashburn
Parkersburg
Harrisonburg
Culpeper
Charleston
Charlottesville
Ashland
Huntington
Lewisburg
Covington
Waynesboro
Richmond
Lynchburg
Norfolk
Bluefield
Roanoke
Blacksburg
Danville
Bristol
Greensboro
Atlanta
Fiber Network
Edge Out Markets
Internet Exchange Points
Lumos-Owned Data Centers
Capacity
Market Expansion Route
Connected Data Centers
"Lit" Markets

Attractive Fundamentals

- 2016 Data Revenue tgt of ~$123-126m, up ~8-10% YoY
- Total data contract value: ~$360m with avg. length: 4+ years.
- Combined FTTC/Enterprise growth tgt of 20%+ in '16
- Enterprise growth of ~13-15% expected in 2016
- Targeted 15-20%+ ROI on fiber deals
- FTTC/Enterprise revenue is ~93% non-TDM
- 4G Data growth driving wireless backhaul demand
- On-net focus: 60% Data EBITDA margin target
- Network Expansion to increase Addressable market by $135m or 60%

Revenue Opportunities

	Current[1]	Market Opportunity[2]
FTTC Unique Sites	1,099	~7,400
On-Net Buildings	1,732	104,000
Total Connected Data Centers	34	100+

[1] As of 12/31/2015

[2] Based on Lumos Networks' internal research and analysis of data from research, surveys and studies conducted by third parties, such as Tower Source (for FTTC sites), Equifax Telecom and Stratsoft (for On-Net buildings) and public records databases (for data centers). Market Opportunity denotes wireless cell sites within 3 miles and buildings within ½ mile of the Lumos Networks fiber footprint and includes recently announced planned market expansion in Richmond and Norfolk

3

Strategic Financial Partnership with Pamplona Capital

On August 6, 2015, Lumos closed on a $150 million cash investment from Pamplona

Capital, a Private Equity Fund with over $8 billion in total capital commitments

Strategic Partnership to Accelerate the Transformation of Lumos Networks to a Pure-Play Fiber Bandwidth Infrastructure Company

Use of Proceeds

Approximately $50m used to pay down existing senior bank debt and related deal costs

Approximately $100m for general corporate purposes. Provides the company with additional capital to pursue organic and inorganic growth opportunities in the fiber and data center space.

Interest payable on the notes issued in connection with Pamplona’s investment accrues at an annual rate of 8%, paid quarterly either in cash or in kind. The warrants issued entitle Pamplona to purchase up to 5.5 million shares of common stock at an exercise price equal to $13.99, the closing price immediately prior to the closing of the transaction.

Pamplona designates two members of the Lumos Board of Directors

William Pruellage, Partner at Pamplona Capital (based in New York City)

Peter Aquino, former Executive Chairman of Primus Telecommunications Group and former President and CEO of RCN Corporation

4

Exponential Growth in Bandwidth Demand 1 EB

Bandwidth Demand Drivers

In 2019, U.S. Consumer – Video IP traffic will be

times what it was in 2014

By 2019, total U.S. traffic will be 3 times larger than 2014

Proliferation of network-connected devices and locations

2014 to 2019 tablets, smartphones, and M2M traffic growth rates of 65%, 62%, and 71%, respectively

Rapid growth in rich media applications

Annual global IP traffic will surpass the zettabyte (1,000 exabytes) threshold in 2016 and the 2 zettabyte threshold in 2019

Spectrum constraints require increased efficiency to manage mobile data traffic

Cloud adoption, increased outsourcing of IT infrastructure

U.S. Mobile IP Traffic

8.0 EB Web & Data Video File Sharing

5	EB

6.0 EB

Month 4 EB

per

4.0 EB

(“EB”) 3 EB

Exabytes 2.0 EB2 EB

0.0 EB1 EB

2015 2016 2017 2018 2019

U.S. Business IP Traffic

4.0 EB Web & Data Video File Sharing

Month 3.0 EB

per

(“EB”) 2.0 EB

Exabytes 1.0 EB

0.0 EB

2015 2016 2017 2018 2019

Source: Cisco Visual Networking Index 2015

5

Accelerating the Transformation

In 4Q15, ~93% of Total FTTC and Enterprise Revenue was non-TDM based

FTTC + Enterprise as % of Data Revenue

72.0%

66.8% 66.5%

64.3%

62.3%

59.9%

58.3% 58.0%

57.5%

55.4% 55.7%

3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 2016E

6

Improving Data Revenue Mix

% of Total Data Revenue/Segment

Transport FTTC Enterprise

43% 41% 40% 40% 42%

7% 14% 19%

25%

31%

49% 46%

42% 35%

27%

2012A 2013A 2014A 2015A 2016E

7

Continued Technology Mix Improvement (Ethernet v TDM)*

Ethernet vs TDM % of Total Data Revenue

TDM Ethernet

47%

56%

62%

69%

77%

53%

44%

38%

31%

23%

2012A 2013A 2014A 2015A 2016E

Note: Ethernet can include Ethernet and related technologies, co-location and dark fiber revenue*

8

822 Mile Fiber Network Expansion Project in Richmond and Norfolk

- Underpinned by 257 unique FTTC site contract (269 total FTTC connections) with major wireless carrier
- Expected 1Q16 completion vs initial target of 3Q16
- 15 signed Enterprise contracts in Norfolk: ~$500k in annualized revs
- Significant expansion of Richmond, VA network with the addition of Norfolk, Petersburg and Hampton Roads markets
- Increases total Enterprise addressable market by ~$135 million, up ~60% vs. existing markets
- Increases tower addressable market to 7,400 within 3 miles of footprint


LUMOS NETWORKS
Legend
Lumos Networks Expansion
In Construction
Lumos Networks Fiber
N
S
W
E
0 5 10 20 30 40
Miles

9

Richmond/Petersburg Metro Fiber Network

Green: Existing market launched 2H13 (144 miles);

Yellow: Expansion Footprint (Additional 314 miles)

Norfolk/Hampton Roads/Tidewater Metro Market Expansion

All New Footprint: ~270 Fiber Route Miles. Portions of Network “Lit” in August ‘15 as 24th Metro Market

First Significant Enterprise Dark Fiber Win

Targeting a Growing Number of RFPs in our Footprint:

Macro Fiber to the Cell Backhaul/Small Cell Fronthaul

Large Enterprises: Healthcare, Education/Gov’t, Financial

Data Centers

Relatively limited dark fiber deployments in our footprint (by any fiber provider), but industry dark fiber network activity is expected to increase in 2016 and beyond

Lumos Dark Fiber Product has standardized Monthly Recurring Charge (MRC) and Non-Recurring Charge (NRC) pricing

Lumos provides dark fiber cable and customers supply equipment and resources to manage their bandwidth service

Lumos has $1m+ in annual Dark Fiber revenue, mostly derived from Allegheny Energy assets purchased in 2009

Dark Fiber Solutions for FTTC Small Cell Deployments

C-RAN Architecture

Architecture is designed for FTTC Customers who are:

1) Using Small Cell Strategy to supplement macro sites for cell coverage and capacity

2) Leveraging a centralized Base Band Unit (“BBU”) design

Note: One large wireless operator leading the way

Key FTTC Statistics

4Q15 Revenue: $7.9m, up 43% YoY

2016 Revenue Target: $39m, up 38% YoY

Unique FTTC Towers: 1,099, up 28% YoY

1,440 FTTC Connections: up 25% YoY (added 77 in 4Q15)

FTTC Tenants (connections) per tower: 1.3-1.4x

Avg Monthly Revenue/Connection: ~$1,800

Average contracted bandwidth/connection: ~100Mbs

~98% of total booked revenue is Carrier Ethernet

0% microwave sites

Total FTTC Revenue under contract: ~225 m

Average Contract length: 6-7 years

Gross Margin: ~85%

# of Active Mobile Operator Customers: 5

LUMOS NETWORKS

FTTC Opportunities Accelerate

Dramatic Growth in Mobile Data Traffic Driving Increased Backhaul Bandwidth Requirements



	1999 - 2003	2004 - 2007	2015+
Devices			
Backhaul Technology	T1	T1 / SONET	Moving to Carrier Ethernet
Use Case	Voice / Text	Voice / Text / Email	Voice / Text / Email / Rich Media / Streaming Video

Compelling Tower-Like Economics

- ✓ Scalable bandwidth capability drives margin expansion
- ✓ Increased tenants per unique site combined with higher bandwidth per site magnifies leverage. **FTTC bandwidth upgrade activity accelerated in 2015.**
- ✓ Long-term contracts (ranging from 5 to 13 years). Avg of 6-7 years.
- ✓ Attractive return on investments

15

Project Ark: 100G Core—Premier FTTC Network in Footprint

New MEF-certified Carrier Ethernet MPLS/IP fiber network

Fully Redundant/Fast Re-route

A key selling point for a series of contract wins (total of 500+ FTTC sites) with a major US wireless carrier

100G: Entire Ark Core and and 1/3 of distribution rings

Core network completed in Sept ’14 using Cisco routers

One year of operation without incident

FTTC traffic already routed onto Ark

Expect 100% of FTTC traffic routed onto Ark during 2016 to coincide with completion of Richmond/Norfolk market expansion

Cisco provides new testing tools, thousands of hours of training, and 2 R&D centers

Ark planned to provide total bandwidth throughput up to ~1 Terabit (equivalent to 2,500 circuits at 400 Mbps each)

Allows for cost effective scalability for upgraded FTTC connection target of 3,100

Long-Term Fiber to the Cell Targets

FTTC Targets

Targets

Annual Revenue1 ~$85 million

Gross Margin1 ~$72 million

Total Unique Towers 1 1,875

Total FTTC Connections 2 3,100

Tenants (Connections/Tower)2 1.65

Monthly Revenue/Connection2 ~$2,300

FTTC Growth Drivers

Expansion of 4G/LTE coverage and capacity in

Lumos’ footprint by multiple wireless carriers

Mobile Data growth of 55% (cisco VNI)

Continued migration of copper, microwave and SONET FTTC sites to Carrier Ethernet

822 route-mile market expansion underway, underpinned by 257 FTTC unique tower contract

Pro forma tower addressable market increase to 7,400 (within 3 miles) from 5,400

In 2015: Added 785 fiber route miles (up 10%)

Increased RFP activity for small cell and dark fiber FTTC contracts in our footprint

Expectation for increased tenants per site and higher bandwidth per site over time

1 Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

2 Represents management’s long-term estimates prepared using data from industry publications and its market knowledge and experience. Management’s estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results

LUMOS NETWORKS

Strong FTTC Growth Opportunity in Our Footprint

- ~7,400 towers within 3 miles of Lumos Network fiber footprint
- Early stages of 4G LTE rollout
  - Conversion from T-1, microwave and SONET to Carrier Ethernet
  - Significant new LTE site builds/network densification
  - Continued FTTC share gains expected
- Carrier Ethernet more scalable than SONET of other providers
- FTTC operating leverage drives margin expansion opportunity

Anticipated FTTC Trends

	4Q15		Long-Term Estimate[1]
FTTC Unique Towers	1,099	→	1,875
Tenants/Unique Tower	~1.3-1.4	→	1.65x
Monthly Revenue/Connection	~$1,800	→	~$2,300
Monthly Revenue/Unique Tower	~$2,300	→	~$3,800
Contracted Bandwidth Per Site	~100MBs	→	400MBs+

FTTC Opportunity



CAGR: 44%
370
+238
608
+250
858
+241
1,099
1,875 [2]
4Q12
4Q13
4Q14
4Q15
Long-Term Goal

[1] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results

[2] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

18

FTTC Revenue Growth

FTTC as a percentage of total Lumos Data revenue

2012A: ~8%

2013A: ~14%

2014A: ~19%

2015A: ~25%

2016E: ~31%

Long-term goal of $85 million 1

Annual FTTC Revenue

($ in Millions)

$39.0

$28.5

$19.9

$14.3

$6.8

2012A 2013A 2014A 2015A 2016E

1 Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

Key Enterprise Accounts

Key Enterprise Statistics

- 4Q15 Revenue: $11.94m, up 10% YoY (2nd consecutive quarter up 10%)
- 2015 Revenue: $45.8m, up 8.2%
- 2016 Revenue Target of ~$52-53m, up ~13-15% YoY
- Enterprise Churn Trends continue to improve
- Estimated Enterprise market share in core markets: 17%
- Renewal Program Gaining Momentum: MRC of renewed accounts up 17% YoY in 2016
- Network Expansion into Richmond/Norfolk/Hampton Roads Metro Markets Increases Addressable Market for Enterprise data spend by an estimated $135m or ~60%... ***Target share in these expansion markets: 17%[1]***
- Target: 80% of revenue on-net
- Focus: "Large Locals" with multiple sites in footprint: Healthcare, Gov't/Education, Banks, Professional Services
- Achieved target of 80% Enterprise MRC under contract by YE15
- Target: Carrier End User Partnership Program to reach 50% of long-term total Enterprise sales

Key Metro Markets ('14 stats)	Market Status	Population	MSA Rank(out of 381)
Norfolk/Hampton Roads, VA	***Expansion Market[2]***	***1.7m***	***37***
Richmond, VA	***Expansion Market[3]***	***1.26m***	***44***
Huntington, WVA	Core Market	363k	144
Roanoke, VA	Core Market	315k	159
Hagerstown, MD	Core Market	260k	181
Lynchburg, VA	Core Market	257k	184
Charlottesville, VA	Core Market	296k	196
Charleston, WVA	Core Market	223k	198
Total Core Market		~3m	
Total Expansion Markets		~3m	

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved.
[2] Launched August 2015
[3] Launched 2H13, 2015 expansion 3x miles, see slide 9

21

4Q15 On-Net Building Growth Accelerated

100% fiber fed portfolio of lit buildings (ALL success-based)

Added 90 buildings in 4Q15. Averaged 21 buildings/month in 2015 vs 11 historically

Increases on-net revenue and opens up opportunity for additional FTTC builds

Connected to 34 total data centers (including 7 company owned co-lo facilities)

On-Net Buildings

1,732

1,477

1,344

1,196

4Q12 4Q13 4Q14 4Q15

Enterprise Renewal Program Results Accelerating

Renewal program locks-in revenue on increasingly longer term deals, reducing churn

~33% of current Enterprise revenue has been renewed in last 8 quarters at average contract length of 3+ years

Total Contract Value renewed in last 2 years: $58.6 million

New Enterprise Contract Amounts (MRC)

($ in Thousands)

$726

$619

2014A 2015A

Total Enterprise Contract Value Renewed

($ in Thousands)

$31,900

$26,700

2014A 2015A

LUMOS NETWORKS

Carrier End User Pipeline Building with Growing MSA Partners

Solid Pipeline in Place for 2016

New Distribution Channel for Enterprise Data

- Leverage Lumos Networks' 8,607 mile fiber footprint to target incremental Enterprise customers with thousands of sales people from leading national service providers
- **79 MSAs signed/pending with major U.S. operators, MSOs and fiber companies operating in our footprint**
- Pro forma "near-net" list buildings within ½ mile of our footprint of 104,000 (67,000 pre-expansion), including 822 fiber route-mile expansion in the Norfolk, Richmond, Petersburg and Hampton Roads, VA metro markets

Carrier End User Sales up 7x from 2013-2016E

- 2013: $77,000
- 2014: $294,000
- 2015: $316,000
- 2016 (target): ~$500,000

24

LUMOS NETWORKS

Data Center Fiber Connection Strategy

34 Total Data Center Connections

- 34 total data center connections as of 4Q15
  - Includes 21 commercial, 6 private and 7 Lumos operated data centers
  - Lumos Co-los: Washington PA, Waynesboro VA, Charlottesville VA, Covington VA, Harrisonburg VA, Lynchburg VA, Charleston WV
- Key data center relationships: Peak 10, Iron Mountain, QTS, DC Corp, Alpha Technologies
- Increasingly, Enterprise traffic moving to data centers with customers requesting secure, fiber bandwidth access to those locations
- ~100+ data center market opportunity within existing footprint
- Lumos is under-penetrated in data center connections relative to fiber peers. Data center connections represent promising fiber bandwidth revenue upside

IRON MOUNTAIN®

Alpha Technologies

QTS®

DC CORP It's Your Choice

West Virginia NETWORK

Greenbrier business technologies

25

Key Residential/Small Business (“RSB”) Highlights

RSB EBITDA margins improved to 32.1% in 2015 from 27.6% in 2014

High Speed Internet Connections up 39% YoY

Total Premises Passed by Fiber reaches 19,400, up 11% YoY

Completed RUS build in 2Q15 (~5,300 sites passed with fiber)

CLEC Rate Increases instituted in 2Q15

1G Broadband Service launched 2Q15 for residential and SMB customers

Expect ubiquitous 1G deployment across full ILEC footprint by early Q2 ‘16

Improving YoY Revenue Growth Trends in RSB

-5%

-6%

-7%

-8%

-9%

-10%

-11%

-12%

-13%

1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15

Selected Financial Highlights

Data Revenue

($ in Millions)

$29.8

$28.6

$27.3 $27.8 $28.1

4Q14 1Q15 2Q15 3Q15 4Q15

Data as a % of Total Revenue

53.9% 55.0% 55.1% 56.2% 57.5%

4Q14 1Q15 2Q15 3Q15 4Q15

Data Gross Margin 1

86.9%

85.5% 85.5% 84.2% 85.0%

4Q14 1Q15 2Q15 3Q15 4Q15

Overall Adjusted EBITDA Margin 2

47.3%

43.2% 44.6% 44.5% 43.7%

4Q14 1Q15 2Q15 3Q15 4Q15

1	Defined as operating revenues less network access costs divided by operating revenues for Data segment

2 Defined as Adjusted EBITDA divided by operating revenues on a consolidated basis, excluding the impact of one-time curtailment gain on benefit plans in Q414

Liquidity and Debt Maturities

Liquidity to support growth capital requirements

~$102 million in cash

$50 million undrawn revolver capacity

Cash investment from Pamplona Capital on August 6, 2015 for gross proceeds of $150 million, net proceeds of ~$100 million after $40 million repayment on Credit Facility and payment of closing costs

Capitalization

($ in Millions) As of

12/31/2015

Cash and Marketable Securities $ 102.0

Revolving Credit Facility ($50MM) -

Term Loan A 82.8

Term Loan B 240.7

Term Loan C 24.9

Pamplona Note 150.0

Capital Leases 2.6

Total Debt $ 501.0

Debt Maturity Profile

( in Millions) $264

$150

$73

$8 $13 $0 $0

2016 2017 2018 2019 2020 2021 2022

Note: Excludes capital leases

4Q15 Snapshot

4Q15 Metrics

($ in Millions)

1Q15 2Q15 3Q15 4Q15

Revenue $50.5 $51.0 $51.0 $51.9

Adjusted EBITDA $22.5 $22.7 $22.3 $24.6

% Margin 44.6% 44.5% 43.7% 47.3%

Capital Expenditures $29.2 $26.1 $24.8 $35.6

% of Revenue 57.9% 51.3% 48.6% 68.6%

4Q15 Balance Sheet & Valuation

($ in Millions)

Cash and Marketable Securities $ 102.0

Total Long-Term Debt $ 501.0

Net Long-Term Debt $ 399.0

Market Capitalization1 $283.5

Enterprise Value $682.5

Key 4Q15 Accomplishments

Data revenue up 9%+ YoY and comprises

56% of total revenue

FTTC and Enterprise revenue grew 43% and 10% YoY, respectively

Completed installation of 69 FTTC sites and 77 total FTTC Connections

Exceeded 75% target ratio for success- based/growth capital projects. Target of

~90% for 2016

Connected 90 on-net buildings

Added 199 miles of fiber route miles

1	Based on closing share price of $11.82 as of 3/3/2016 and 22,992,780 shares outstanding as of 12/31/2015

Historical Financial Metrics by Segment

($ in Thousands)	FYE 2013				FYE 2014				FYE 2015				% of 4Q15
	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	Total
Revenue													
Data	$25,369	$25,706	$26,094	$26,943	$26,137	$26,707	$26,488	$27,310	$27,767	$28,089	$28,623	$29,832	*57.5%*
Residential and Small Business	21,057	20,453	20,055	19,094	18,647	18,290	17,668	17,423	17,265	17,010	16,560	16,379	*31.6%*
RLEC Access	6,108	6,152	5,478	4,966	5,306	5,168	6,360	5,952	5,463	5,854	5,786	5,641	*10.9%*
Total Revenue	**$52,534**	**$52,311**	**$51,627**	**$51,003**	**$50,090**	**$50,165**	**$50,516**	**$50,685**	**$50,495**	**$50,953**	**$50,969**	**$51,852**	**100.0%**
% Sequential Growth	*(0.3%)*	*(0.4%)*	*(1.3%)*	*(1.2%)*	*(1.8%)*	*0.1%*	*0.7%*	*1.0%*	*(0.4%)*	*0.9%*	*0.0%*	*1.7%*	
% YoY Growth by Segment													
Data	*19.0%*	*17.5%*	*15.1%*	*10.3%*	*3.0%*	*3.9%*	*1.5%*	*1.4%*	*6.2%*	*5.2%*	*8.1%*	*9.2%*	
Residential and Small Business	*(12.3%)*	*(12.5%)*	*(13.5%)*	*(12.8%)*	*(11.4%)*	*(10.6%)*	*(11.9%)*	*(8.8%)*	*(7.4%)*	*(7.0%)*	*(6.3%)*	*(6.0%)*	
RLEC Access	*0.4%*	*11.0%*	*(10.8%)*	*(21.8%)*	*(13.1%)*	*(16.0%)*	*16.1%*	*19.9%*	*3.0%*	*13.3%*	*(9.0%)*	*(5.2%)*	
Gross Profit[1]													
Data	$21,338	$21,827	$22,206	$22,940	$21,963	$22,788	$22,551	$23,350	$24,122	$24,025	$24,090	$25,346	*60.2%*
Residential and Small Business	13,934	13,831	13,601	12,677	12,107	12,019	11,355	11,670	11,198	11,162	11,161	11,112	*26.4%*
RLEC Access	6,108	6,152	5,478	4,966	5,306	5,168	6,360	5,952	5,463	5,854	5,786	5,641	*13.4%*
Total Gross Profit[1]	**$41,380**	**$41,810**	**$41,285**	**$40,583**	**$39,376**	**$39,975**	**$40,266**	**$40,972**	**$40,783**	**$41,041**	**$41,037**	**$42,099**	**100.0%**
Adjusted EBITDA[2]													
Data	$13,124	$13,355	$13,012	$14,011	$12,717	$13,395	$12,984	$12,629	$12,367	$12,492	$12,395	$14,221	*57.9%*
Residential and Small Business	6,697	6,356	5,691	5,917	5,544	5,230	4,503	4,623	5,627	5,327	5,045	5,556	*22.6%*
RLEC Access	4,874	4,840	4,343	4,104	4,306	4,098	5,214	4,621	4,517	4,848	4,834	4,774	*19.4%*
Adjusted EBITDA, Before Curtailment Gain	**$24,695**	**$24,551**	**$23,046**	**$24,032**	**$22,567**	**$22,723**	**$22,701**	**$21,873**	**$22,511**	**$22,667**	**$22,274**	**$24,551**	**100.0%**
Curtailment Gain[3]	-	-	-	-	-	-	10,207	567	-	-	-	-	
Total Adjusted EBITDA	**$24,695**	**$24,551**	**$23,046**	**$24,032**	**$22,567**	**$22,723**	**$32,908**	**$22,440**	**$22,511**	**$22,667**	**$22,274**	**$24,551**	
% Sequential Growth, Normalized	*6.4%*	*(0.6%)*	*(6.1%)*	*4.3%*	*(6.1%)*	*0.7%*	*(0.1%)*	*(3.6%)*	*2.9%*	*0.7%*	*(1.7%)*	*10.2%*	
% Margin, Normalized	*47.0%*	*46.9%*	*44.6%*	*47.1%*	*45.1%*	*45.3%*	*44.9%*	*43.2%*	*44.6%*	*44.5%*	*43.7%*	*47.3%*	

[1] Defined as operating revenues less network access costs

[2] Defined as net income or loss attributable to Lumos Networks before interest, income taxes, depreciation and amortization and accretion of asset retirement obligations, net income or loss attributable to noncontrolling interests, other income or expenses, equity-based compensation, acquisition-related charges, amortization of actuarial losses, employee separation charges, restructuring-related charges, and (gain) loss on interest rate swap derivatives. See note from the Company on "Use of Non-GAAP Measures" on Slide 1

[3] The Company recorded a $10.8 million curtailment gain in the second half of 2014 related to the elimination of certain medical benefits under the postretirement plan, which was not allocated to the operating segments

30

Financial Guidance

2015 FY 2016

($ in Millions) Actual Guidance¹

Revenue

Data $114.3 ~$123-126

% of Total 56% ~$59-60%

Residential & Small Business $67.2 ~$63-64

% of Total 33% ~30-31%

Access $22.7 ~$20

% of Total 11% ~10%

Total $204.3 ~$206-210

Adjusted EBITDA $92.0 $93-96

% Margin 45% ~44-45%

Total Capex $115.7 $85-95

% Success-Based/Growth Capex 89% ~90%

1	Guidance as of date of 4Q15 earnings release dated March 7, 2016

LUMOS NETWORKS

Annual Reconciliation of Net Income Attributable to Lumos Networks Corp. to Adjusted EBITDA

($ in Millions)

	FY2010	FY2011	FY2012	FY2013	FY2014	FY2015	FY2016[1]
Net Income (Loss) Attributable to Lumos Networks Corp.	$20.8	($43.9)	$16.3	$17.8	$21.5	$10.0	$ (2) to 1
Net Income Attributable to Noncontrolling Interests	0.1	0.1	0.1	0.1	0.1	0.2	0
Net Income (Loss)	20.9	(43.9)	16.4	17.9	21.6	10.2	(2) to 1
Interest Expense	5.8	12.0	11.9	14.2	15.6	19.9	30.0
Loss (Gain) on Interest Rate Derivatives	-	-	1.9	0.1	(0.5)	(0.7)	-
Income Tax Expense (Benefit)	14.5	(4.4)	11.0	12.0	14.4	7.1	2.0
Other (Income) Expense, net	(0.0)	(0.1)	(0.1)	1.6	(0.7)	(0.1)	-
Operating Income (Loss)	**$41.1**	**($36.4)**	**$41.2**	**$45.8**	**$50.5**	**$36.5**	**$30-33**
Depreciation and Amortization	31.4	43.2	39.0	42.4	45.3	47.6	50.0
Equity Based Compensation	1.5	2.4	3.9	6.8	4.3	5.9	12.0
Asset Impairment Charge	-	86.3	-	-	-	-	-
Amortization of Actuarial Losses	-	-	1.8	1.2	0.2	1.4	1.0
Business Separation Charges	-	1.4	-	-	-	-	-
Acquisition Related Charges	3.0	0.1	-	-	-	-	-
Employee Separation Charges	-	-	2.3	-	0.2	-	-
Restructuring Charges	-	-	3.0	0.1	-	0.6	-
Gain on Settlements, net	-	-	(2.3)	-	-	-	-
Adjusted EBITDA	**$77.1**	**$96.9**	**$88.9**	**$96.3**	**$100.6**	**$92.0**	**$93-96**

[1] Guidance as of date of 4Q15 earnings release dated March 7, 2016

32

Quarterly Reconciliation of Net Income Attributable to Lumos Networks Corp. to Adjusted EBITDA

($ in millions)

9/30/2013 12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015

Net Income Attributable to Lumos Networks Corp $ 2.5 $ 4.1 $ 4.1 $ 3.8 $ 10.2 $ 3.4 $ 2.7 $ 3.3 $ 1.3 $ 2.7

Net Income Attributable to Noncontrolling

Interests ————— 0.1 ——— -

Net Income 2.5 4.1 4.1 3.8 10.2 3.5 2.7 3.3 1.3 2.7

Interest expense 3.8 3.8 4.0 3.8 4.0 3.8 3.5 3.7 5.8 6.9

(Gain) loss on interest rate swap derivatives 0.6 0.0 (0.1) 0.0 (0.3) (0.1) (0.1) (0.2) (0.2) (0.2)

Income Tax Expense 1.5 3.0 3.0 2.7 6.7 2.0 2.0 2.4 1.8 0.9

Other expenses (income), net (0.1) 0.8 (0.2) (0.2) (0.2) (0.1) 0.2 (0.1) (0.1) (0.2)

Operating Income $ 8.3 $ 11.7 $ 10.8 $ 10.2 $ 20.4 $ 9.1 $ 8.4 $ 9.3 $ 8.6 $ 10.1

Depreciation, amortization and accretion of asset

retirement obligations 11.2 10.8 10.7 11.2 11.3 12.1 11.9 11.5 11.8 12.4

Equity-based compensation 3.2 1.2 0.8 1.2 1.1 1.2 1.2 1.6 1.5 1.6

Amortization of actuarial losses 0.3 0.3 0.1 0.1 0.1 — 0.3 0.3 0.3 0.3

Employee separation charges —— 0.2 —————— -

Restructuring charges —————— 0.6 —— -

Adjusted EBITDA $ 23.0 $ 24.0 $ 22.6 $ 22.7 $ 32.9 $ 22.4 $ 22.5 $ 22.7 $ 22.3 $ 24.4